SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20546

                       FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                    February 11, 2003 (February 10, 2003)
                ---------------------------------------------

                            LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                ---------------------------------------------
  (Exact Names of Registrants as Specified in Their Respective Charters)


       MARYLAND                     1-13130              23-7768996
     PENNSYLVANIA                   1-13132              23-2766549
---------------------------      -------------      -------------------
State or Other Jurisdiction      (Commission        (I.R.S. Employer
 of Incorporation)                File Numbers)     Identification Nos.)


    65 VALLEY STREAM PARKWAY, SUITE 100
           MALVERN, PENNSYLVANIA                               19355
           ---------------------                               -----
 (Address of Principal Executive Offices)                    (Zip Code)


   Registrants' telephone number, including area code: (610)648-1700
                                                       -------------



ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS
------------------------------------------------

        (a)  Financial Statements of Businesses Acquired

             None

        (b)  Proforma Financial Information

             None

        (c)  Exhibits

             Exhibit
             Number                      Exhibit Title
             -------     -----------------------------------------------

                99.1     Press Release by the Registrants, dated
                         February 10, 2003, furnished in accordance with
                         Item 9 of this Current Report on Form 8-K.


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

         The purpose of this Current Report on Form 8-K is to furnish a press release issued on February 10, 2003 by Liberty Property Trust and Liberty Property Limited Partnership. This press release is furnished herewith as Exhibit 99.1.


                               SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIBERTY PROPERTY TRUST



Dated:  February 11, 2003          BY:  /s/ GEORGE J. ALBURGER, JR.
                                   -------------------------------------
                                   George J. Alburger, Jr.
                                   Chief Financial Officer


                                   LIBERTY PROPERTY LIMITED PARTNERSHIP
                                   BY:  Liberty Property Trust, its sole
                                        General Partner



Dated:  February 11, 2003          BY:  /s/ GEORGE J. ALBURGER, JR.
                                   -------------------------------------
                                   George J. Alburger, Jr.
                                   Chief Financial Officer




                               EXHIBIT INDEX
                               -------------


EXHIBIT NO.                         DESCRIPTION
-----------  ----------------------------------------------------------
99.1 Press Release by the Registrants, dated February 10, 2003 furnished in accordance witih Item 9 of this Current Report on Form 8-K.